RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2016

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director – Corporate Finance
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Gross Premiums Written and Managed Premiums	4
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	5

Balance Sheets
a.	Summary Consolidated Balance Sheets	6

Investments
a.	Investment Portfolio - Composition	7
b.	Summary of Other Investments	8
c.	Total Investment Result	9
d.	Investment Portfolio - Effective Yield and Credit Rating	10
e.	Investment Portfolio - Change in Portfolio Composition	11
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	12

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	13
b.	Paid to Incurred Analysis	14

Other Items
a.	Earnings per Share	15
b.	Equity in Earnings of Other Ventures	16
c.	Other Income	16
d.	Ratings	17

Comments on Regulation G		18 - 19

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 18 and 19 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2016	March 31, 2015
Highlights
Gross premiums written	$862,133	$643,578
Net premiums written	$511,675	$404,035
Net premiums earned	$353,606	$296,760
Net claims and claim expenses incurred	126,605	76,853
Acquisition expenses	65,592	43,401
Operating expenses	56,235	45,621
Underwriting income	$105,174	$130,885

Net investment income	$28,863	$39,707
Net realized and unrealized gains on investments	61,653	41,749
Change in net unrealized gains on fixed maturity investments available for sale	(269)	(183)
Total investment result	$90,247	$81,273

Net income available to RenaissanceRe common shareholders	$127,995	$167,843
Operating income available to RenaissanceRe common shareholders (1)	$66,342	$126,094

Total assets	$12,153,913	$11,283,022
Total shareholders' equity attributable to RenaissanceRe	$4,760,593	$4,782,289

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$4.14
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.51	$3.10
Dividends per common share	$0.31	$0.30
Book value per common share	$101.19	$95.21
Tangible book value per common share (1)	$94.60	$88.57
Tangible book value per common share plus accumulated dividends (1)	$110.39	$103.15
Change in tangible book value per common share plus change in accumulated dividends (1)	2.6%	(0.5)%

Financial ratios
Net claims and claim expense ratio - current accident year	36.3%	33.4%
Net claims and claim expense ratio - prior accident years	(0.5)%	(7.5)%
Net claims and claim expense ratio - calendar year	35.8%	25.9%
Underwriting expense ratio	34.5%	30.0%
Combined ratio	70.3%	55.9%
Operating return on average common equity - annualized (1)	6.1%	12.9%
Total investment return - annualized	4.0%	4.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$862,133	$336,093	$369,642	$661,997	$643,578
Net premiums written	$511,675	$236,651	$266,820	$508,677	$404,035
(Increase) decrease in unearned premiums	(158,069)	124,924	95,568	(128,849)	(107,275)
Net premiums earned	353,606	361,575	362,388	379,828	296,760
Net investment income	28,863	45,918	28,338	38,604	39,707
Net foreign exchange (losses) gains	(1,692)	1,203	616	(1,740)	(3,130)
Equity in earnings of other ventures	1,611	3,296	5,730	6,160	5,295
Other income	4,079	8,200	2,306	1,427	1,539
Net realized and unrealized gains (losses) on investments	61,653	(42,817)	(41,138)	(26,712)	41,749
Total revenues	448,120	377,375	358,240	397,567	381,920
Expenses
Net claims and claim expenses incurred	126,605	102,013	100,028	169,344	76,853
Acquisition expenses	65,592	55,399	78,126	61,666	43,401
Operational expenses	56,235	64,300	54,518	54,673	45,621
Corporate expenses	8,225	10,791	7,322	12,868	45,533
Interest expense	10,538	10,550	10,542	9,862	5,316
Total expenses	267,195	243,053	250,536	308,413	216,724
Income before taxes	180,925	134,322	107,704	89,154	165,196
Income tax (expense) benefit	(2,744)	(8,453)	4,573	1,842	47,904
Net income	178,181	125,869	112,277	90,996	213,100
Net income attributable to noncontrolling interests	(44,591)	(28,068)	(31,153)	(12,167)	(39,662)
Net income attributable to RenaissanceRe	133,590	97,801	81,124	78,829	173,438
Dividends on preference shares	(5,595)	(5,595)	(5,595)	(5,596)	(5,595)
Net income available to RenaissanceRe common shareholders	$127,995	$92,206	$75,529	$73,233	$167,843

Net income available to RenaissanceRe common shareholders per common share - basic	$2.97	$2.11	$1.68	$1.60	$4.18
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$2.09	$1.66	$1.59	$4.14
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.51	$3.07	$2.58	$2.18	$3.10

Operating return on average common equity - annualized (1)	6.1%	12.5%	10.7%	9.1%	12.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2016
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$360,423	$368,989	$132,721	$—	$862,133
Net premiums written	$188,785	$260,091	$62,799	$—	$511,675
Net premiums earned	$136,985	$155,318	$61,303	$—	$353,606
Net claims and claim expenses incurred	7,820	91,852	27,016	(83)	126,605
Acquisition expenses	9,580	41,725	14,287	—	65,592
Operational expenses	20,268	21,773	14,134	60	56,235
Underwriting income (loss)	$99,317	$(32)	$5,866	$23	$105,174

Net claims and claim expenses incurred - current accident year	$13,883	$88,378	$25,948	$—	$128,209
Net claims and claim expenses incurred - prior accident years	(6,063)	3,474	1,068	(83)	(1,604)
Net claims and claim expenses incurred - total	$7,820	$91,852	$27,016	$(83)	$126,605

Net claims and claim expense ratio - current accident year	10.1%	56.9%	42.3%		36.3%
Net claims and claim expense ratio - prior accident years	(4.4)%	2.2%	1.8%		(0.5)%
Net claims and claim expense ratio - calendar year	5.7%	59.1%	44.1%		35.8%
Underwriting expense ratio	21.8%	40.9%	46.3%		34.5%
Combined ratio	27.5%	100.0%	90.4%		70.3%

	Three months ended March 31, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$389,247	$124,291	$130,130	$(90)	$643,578
Net premiums written	$222,640	$103,915	$77,569	$(89)	$404,035
Net premiums earned	$143,767	$94,876	$58,206	$(89)	$296,760
Net claims and claim expenses incurred	7,594	39,588	29,843	(172)	76,853
Acquisition expenses	7,654	20,689	14,693	365	43,401
Operational expenses	20,363	13,290	11,940	28	45,621
Underwriting income (loss)	$108,156	$21,309	$1,730	$(310)	$130,885

Net claims and claim expenses incurred - current accident year	$24,124	$49,264	$25,610	$—	$98,998
Net claims and claim expenses incurred - prior accident years	(16,530)	(9,676)	4,233	(172)	(22,145)
Net claims and claim expenses incurred - total	$7,594	$39,588	$29,843	$(172)	$76,853

Net claims and claim expense ratio - current accident year	16.8%	51.9%	44.0%		33.4%
Net claims and claim expense ratio - prior accident years	(11.5)%	(10.2)%	7.3%		(7.5)%
Net claims and claim expense ratio - calendar year	5.3%	41.7%	51.3%		25.9%
Underwriting expense ratio	19.5%	35.8%	45.7%		30.0%
Combined ratio	24.8%	77.5%	97.0%		55.9%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $0.1 million for the three months ended March 31, 2015.

3

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$246,089	$11,207	$61,479	$243,246	$265,730
DaVinci catastrophe premiums	114,334	1,119	20,213	142,120	123,517
Total Catastrophe Reinsurance segment gross premiums written	$360,423	$12,326	$81,692	$385,366	$389,247

Specialty Reinsurance Segment
Casualty	$147,801	$93,004	$116,851	$84,953	$62,105
Credit	138,630	141,939	66,839	19,911	28,711
Property	39,624	14,176	10,405	23,215	5,209
Other	42,934	18,256	20,277	31,934	28,266
Total Specialty Reinsurance segment gross premiums written	$368,989	$267,375	$214,372	$160,013	$124,291

Lloyd's Segment
Casualty	$70,928	$37,161	$41,352	$48,426	$61,971
Catastrophe	23,033	2,840	7,465	33,379	25,645
Property	21,879	14,578	18,717	24,130	23,769
Credit	4,204	274	3,377	1,534	2,585
Other	12,677	1,539	2,667	9,149	16,160
Total Lloyd's segment gross premiums written	$132,721	$56,392	$73,578	$116,618	$130,130

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$360,423	$12,326	$81,692	$385,366	$389,247
Catastrophe premiums written in the Lloyd's segment	23,033	2,840	7,465	33,379	25,645
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	11,096	1,923	1,089	21,411	14,164
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(8,367)	—	—	(835)	(5,950)
Total managed catastrophe premiums (1)	$386,185	$17,089	$90,246	$439,321	$423,106

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Gross premiums written	$114,503	$1,269	$20,326	$143,456	$124,211
Net premiums written	$88,506	$1,244	$14,598	$132,977	$97,365
(Increase) decrease in unearned premiums	(30,106)	61,795	47,452	(69,088)	(36,320)
Net premiums earned	58,400	63,039	62,050	63,889	61,045
Net investment income	6,869	7,241	7,171	6,812	6,215
Net foreign exchange gains (losses)	407	(225)	(233)	(9)	(585)
Net realized and unrealized gains (losses) on investments	15,239	(13,120)	(2,044)	(8,630)	12,038
Total revenues	80,915	56,935	66,944	62,062	78,713
Expenses
Net claims and claim expenses incurred	(518)	(6,954)	4,675	22,852	1,937
Acquisition expenses	16,096	16,883	15,683	13,703	16,540
Operational and corporate expenses	6,860	7,211	7,285	7,081	7,238
Interest expense	1,858	1,813	1,813	1,504	939
Total expenses	24,296	18,953	29,456	45,140	26,654
Income before taxes	56,619	37,982	37,488	16,922	52,059
Income tax (expense) benefit	(91)	(2)	188	(153)	(36)
Net income available to DaVinciRe common shareholders	$56,528	$37,980	$37,676	$16,769	$52,023

Net claims and claim expenses incurred - current accident year	$3,546	$5,477	$9,649	$26,832	$10,109
Net claims and claim expenses incurred - prior accident years	(4,064)	(12,431)	(4,974)	(3,980)	(8,172)
Net claims and claim expenses incurred - total	$(518)	$(6,954)	$4,675	$22,852	$1,937

Net claims and claim expense ratio - current accident year	6.1%	8.7%	15.6%	42.0%	16.6%
Net claims and claim expense ratio - prior accident years	(7.0)%	(19.7)%	(8.1)%	(6.2)%	(13.4)%
Net claims and claim expense ratio - calendar year	(0.9)%	(11.0)%	7.5%	35.8%	3.2%
Underwriting expense ratio	39.3%	38.2%	37.0%	32.5%	38.9%
Combined ratio	38.4%	27.2%	44.5%	68.3%	42.1%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Fixed maturity investments trading, at fair value	$6,890,592	$6,765,005	$6,905,302	$6,591,434	$5,982,843
Fixed maturity investments available for sale, at fair value	13,985	17,813	19,905	21,754	25,086
Total fixed maturity investments, at fair value	6,904,577	6,782,818	6,925,207	6,613,188	6,007,929
Short term investments, at fair value	1,171,523	1,208,401	998,906	1,543,191	1,775,819
Equity investments trading, at fair value	335,509	393,877	462,198	493,056	261,656
Other investments, at fair value	496,900	481,621	483,958	504,693	514,906
Investments in other ventures, under equity method	131,692	132,351	129,495	126,139	123,743
Total investments	9,040,201	8,999,068	8,999,764	9,280,267	8,684,053
Cash and cash equivalents	449,149	506,885	524,546	398,090	557,618
Premiums receivable	1,094,116	778,009	864,198	1,068,819	866,418
Prepaid reinsurance premiums	444,954	230,671	258,445	276,231	233,062
Reinsurance recoverable	167,228	134,526	141,416	136,464	82,696
Accrued investment income	37,492	39,749	40,855	37,480	40,583
Deferred acquisition costs	287,291	199,380	213,599	173,408	146,053
Receivable for investments sold	204,306	220,834	321,756	149,063	121,530
Other assets	167,514	181,011	266,318	251,830	269,675
Goodwill and other intangibles	261,662	265,154	270,213	275,743	281,334
Total assets	$12,153,913	$11,555,287	$11,901,110	$12,047,395	$11,283,022
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,811,523	$2,767,045	$2,796,062	$2,847,648	$2,781,568
Unearned premiums	1,261,454	889,102	1,042,012	1,155,596	983,137
Debt	957,536	960,495	963,610	966,571	822,598
Reinsurance balances payable	618,344	523,974	533,174	512,019	495,045
Payable for investments purchased	454,593	391,378	602,576	511,251	217,986
Other liabilities	208,533	245,145	244,005	228,554	231,968
Total liabilities	6,311,983	5,777,139	6,181,439	6,221,639	5,532,302
Redeemable noncontrolling interest	1,081,337	1,045,964	1,022,028	988,812	968,431
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	43,095	43,701	44,121	46,013	46,026
Additional paid-in capital	422,422	507,674	551,683	750,484	754,941
Accumulated other comprehensive income	1,665	2,108	2,260	2,993	3,342
Retained earnings	3,893,411	3,778,701	3,699,579	3,637,454	3,577,980
Total shareholders' equity attributable to RenaissanceRe	4,760,593	4,732,184	4,697,643	4,836,944	4,782,289
Total liabilities, noncontrolling interests and shareholders' equity	$12,153,913	$11,555,287	$11,901,110	$12,047,395	$11,283,022

Book value per common share	$101.19	$99.13	$97.41	$96.43	$95.21

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
U.S. treasuries	$2,475,747	27.4%	$2,064,944	23.0%	$1,984,841	22.1%	$2,020,746	21.8%	$1,535,746	17.7%
Agencies	85,270	0.9%	137,976	1.5%	131,524	1.5%	144,947	1.6%	152,272	1.8%
Municipal	564,555	6.3%	583,282	6.5%	675,349	7.5%	806,724	8.7%	1,220,206	14.1%
Non-U.S. government (Sovereign debt)	353,756	3.9%	334,981	3.7%	393,320	4.4%	370,613	4.0%	329,626	3.8%
Non-U.S. government-backed corporate	164,724	1.8%	138,994	1.5%	172,548	1.9%	172,381	1.9%	151,446	1.7%
Corporate	1,833,825	20.3%	2,055,323	22.9%	2,141,859	23.8%	1,865,369	20.1%	1,603,024	18.5%
Agency mortgage-backed	498,093	5.5%	504,518	5.6%	497,092	5.5%	475,870	5.1%	342,461	3.9%
Non-agency mortgage-backed	256,572	2.8%	270,763	3.0%	268,389	3.0%	263,329	2.8%	268,102	3.1%
Commercial mortgage-backed	540,940	6.0%	561,496	6.2%	552,617	6.1%	426,895	4.6%	361,812	4.2%
Asset-backed	131,095	1.5%	130,541	1.4%	107,668	1.2%	66,314	0.7%	43,234	0.5%
Total fixed maturity investments, at fair value	6,904,577	76.4%	6,782,818	75.3%	6,925,207	77.0%	6,613,188	71.3%	6,007,929	69.3%
Short term investments, at fair value	1,171,523	13.0%	1,208,401	13.4%	998,906	11.1%	1,543,191	16.6%	1,775,819	20.4%
Equity investments trading, at fair value	335,509	3.7%	393,877	4.4%	462,198	5.1%	493,056	5.3%	261,656	3.0%
Other investments, at fair value	496,900	5.4%	481,621	5.4%	483,958	5.3%	504,693	5.4%	514,906	5.9%
Total managed investment portfolio	8,908,509	98.5%	8,866,717	98.5%	8,870,269	98.5%	9,154,128	98.6%	8,560,310	98.6%
Investments in other ventures, under equity method	131,692	1.5%	132,351	1.5%	129,495	1.5%	126,139	1.4%	123,743	1.4%
Total investments	$9,040,201	100.0%	$8,999,068	100.0%	$8,999,764	100.0%	$9,280,267	100.0%	$8,684,053	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,104,041	16.0%	$1,017,693	15.0%	$1,029,717	14.9%	$850,676	12.9%	$860,185	14.3%
AA	3,757,452	54.4%	3,495,895	51.5%	3,551,893	51.3%	3,622,348	54.8%	3,077,887	51.2%
A	712,348	10.3%	779,637	11.5%	1,020,516	14.7%	979,776	14.8%	989,205	16.5%
BBB	521,656	7.6%	765,988	11.3%	659,789	9.5%	558,221	8.4%	515,885	8.6%
Non-investment grade and not rated	809,080	11.7%	723,605	10.7%	663,292	9.6%	602,167	9.1%	564,767	9.4%
Total fixed maturity investments, at fair value	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$215,975	3.1%	$252,257	3.7%	$265,366	3.8%	$219,382	3.3%	$209,392	3.5%
Due after one through five years	4,011,832	58.1%	3,833,261	56.5%	3,876,482	56.0%	3,859,616	58.4%	3,220,154	53.6%
Due after five through ten years	1,035,877	15.0%	1,011,132	14.9%	1,028,728	14.9%	970,723	14.7%	1,018,252	16.9%
Due after ten years	214,193	3.1%	218,850	3.3%	328,865	4.7%	331,059	5.0%	544,522	9.1%
Mortgage-backed securities	1,295,605	18.8%	1,336,777	19.7%	1,318,098	19.0%	1,166,094	17.6%	972,375	16.2%
Asset-backed securities	131,095	1.9%	130,541	1.9%	107,668	1.6%	66,314	1.0%	43,234	0.7%
Total fixed maturity investments, at fair value	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.0%		2.2%		1.9%		1.7%		1.6%
Average duration of fixed maturities and short term investments	2.2		2.3		2.3		2.3		2.3

7

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
TYPE OF INVESTMENT
Catastrophe bonds	$272,397	$241,253	$233,223	$228,998	$221,780
Private equity partnerships	200,465	214,848	226,000	250,796	271,074
Senior secured bank loan fund	22,334	23,231	22,345	22,561	19,679
Hedge funds	1,704	2,289	2,390	2,338	2,373
Total other investments, at fair value	$496,900	$481,621	$483,958	$504,693	$514,906

TYPE OF INVESTMENT
Catastrophe bonds	54.8%	50.1%	48.2%	45.4%	43.1%
Private equity partnerships	40.4%	44.6%	46.7%	49.6%	52.6%
Senior secured bank loan fund	4.5%	4.8%	4.6%	4.5%	3.8%
Hedge funds	0.3%	0.5%	0.5%	0.5%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

8

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Fixed maturity investments	$36,006	$38,047	$37,023	$33,791	$25,939
Short term investments	1,000	466	267	297	197
Equity investments trading	1,663	2,038	1,791	1,913	2,604
Other investments
Private equity investments	(9,358)	8,260	(14,617)	5,431	10,381
Other	3,309	891	7,373	668	3,540
Cash and cash equivalents	129	112	80	127	148
	32,749	49,814	31,917	42,227	42,809
Investment expenses	(3,886)	(3,896)	(3,579)	(3,623)	(3,102)
Net investment income	28,863	45,918	28,338	38,604	39,707

Gross realized gains	17,750	11,124	9,160	8,672	21,532
Gross realized losses	(14,665)	(13,487)	(13,720)	(21,552)	(4,871)
Net realized gains (losses) on fixed maturity investments	3,085	(2,363)	(4,560)	(12,880)	16,661
Net unrealized gains (losses) on fixed maturity investments trading	85,465	(52,984)	10,208	(48,104)	25,972
Net realized and unrealized (losses) gains on investments-related derivatives	(19,449)	6,447	(16,612)	19,816	(4,208)
Net realized (losses) gains on equity investments trading	(818)	149	(114)	8,832	7,481
Net unrealized (losses) gains on equity investments trading	(6,630)	5,934	(30,060)	5,624	(4,157)
Net realized and unrealized gains (losses) on investments	61,653	(42,817)	(41,138)	(26,712)	41,749
Change in net unrealized gains on fixed maturity investments available for sale	(269)	(257)	(243)	(560)	(183)
Total investment result	$90,247	$2,844	$(13,043)	$11,332	$81,273

Total investment return - annualized	4.0%	0.1%	(0.6)%	0.5%	4.2%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2016	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,171,523	$1,171,523	13.0%	0.3%	$1,086,536	$84,426	$—	$—	$561	$—
		100.0%			92.8%	7.2%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,455,799	2,475,747	27.4%	0.9%	—	2,475,747	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	21,954	22,031	0.2%	1.0%	—	22,031	—	—	—	—
Other agencies	62,365	63,239	0.7%	1.6%	—	63,239	—	—	—	—
Total agencies	84,319	85,270	0.9%	1.5%	—	85,270	—	—	—	—
Municipal	556,402	564,555	6.3%	1.8%	155,054	315,415	85,253	8,113	720	—
Non-U.S. government (Sovereign debt)	350,212	353,756	3.9%	1.0%	219,477	95,335	28,108	10,836	—	—
Non-U.S. government-backed corporate	168,336	164,724	1.8%	1.1%	130,059	32,524	—	2,141	—	—
Corporate	1,841,329	1,833,825	20.3%	3.9%	53,169	115,013	574,074	473,504	600,216	17,849
Mortgage-backed
Residential mortgage-backed
Agency securities	498,054	498,093	5.5%	2.3%	—	498,093	—	—	—	—
Non-agency securities - Alt A	168,753	173,532	1.9%	5.5%	3,162	22,915	7,718	13,496	114,796	11,445
Non-agency securities - Prime	80,637	83,040	0.9%	4.5%	4,056	6,569	2,642	5,881	58,116	5,776
Total residential mortgage-backed	747,444	754,665	8.3%	3.3%	7,218	527,577	10,360	19,377	172,912	17,221
Commercial mortgage-backed	535,719	540,940	6.0%	3.0%	413,257	105,283	14,553	7,685	162	—
Total mortgage-backed	1,283,163	1,295,605	14.3%	3.2%	420,475	632,860	24,913	27,062	173,074	17,221
Asset-backed
Credit cards	22,410	22,688	0.3%	1.6%	22,688	—	—	—	—	—
Auto loans	17,912	17,962	0.2%	1.6%	17,762	200	—	—	—	—
Student loans	6,095	5,984	0.1%	2.0%	4,891	1,093	—	—	—	—
Other	84,661	84,461	0.9%	2.3%	80,466	3,995	—	—	—	—
Total asset-backed	131,078	131,095	1.5%	2.1%	125,807	5,288	—	—	—	—
Total securitized assets	1,414,241	1,426,700	15.8%	3.1%	546,282	638,148	24,913	27,062	173,074	17,221
Total fixed maturity investments	6,870,638	6,904,577	76.4%	2.2%	1,104,041	3,757,452	712,348	521,656	774,010	35,070
		100.0%			16.0%	54.4%	10.3%	7.6%	11.2%	0.5%
Equity investments trading		335,509	3.7%		—	—	—	—	—	335,509
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		272,397	3.0%		—	—	—	—	272,397	—
Private equity partnerships		200,465	2.2%		—	—	—	—	—	200,465
Senior secured bank loan fund		22,334	0.2%		—	—	—	—	—	22,334
Hedge funds		1,704	—%		—	—	—	—	—	1,704
Total other investments		496,900	5.4%		—	—	—	—	272,397	224,503
		100.0%			—%	—%	—%	—%	54.8%	45.2%
Investments in other ventures		131,692	1.5%		—	—	—	—	—	131,692
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,040,201	100.0%		$2,190,577	$3,841,878	$712,348	$521,656	$1,046,968	$726,774
		100.0%			24.2%	42.5%	7.9%	5.8%	11.6%	8.0%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	March 31, 2016		December 31, 2015		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,171,523	13.0%	$1,208,401	13.4%	$(36,878)	(0.4)%
Fixed maturity investments
U.S. treasuries	2,475,747	27.4%	2,064,944	23.0%	410,803	4.4%
Agencies
Fannie Mae and Freddie Mac	22,031	0.2%	65,390	0.7%	(43,359)	(0.5)%
Other agencies	63,239	0.7%	72,586	0.8%	(9,347)	(0.1)%
Total agencies	85,270	0.9%	137,976	1.5%	(52,706)	(0.6)%
Municipal	564,555	6.3%	583,282	6.5%	(18,727)	(0.2)%
Non-U.S. government (Sovereign debt)	353,756	3.9%	334,981	3.7%	18,775	0.2%
Non-U.S. government-backed corporate	164,724	1.8%	138,994	1.5%	25,730	0.3%
Corporate	1,833,825	20.3%	2,055,323	22.9%	(221,498)	(2.6)%
Mortgage-backed
Residential mortgage-backed
Agency securities	498,093	5.5%	504,518	5.6%	(6,425)	(0.1)%
Non-agency securities - Alt A	173,532	1.9%	178,843	2.0%	(5,311)	(0.1)%
Non-agency securities - Prime	83,040	0.9%	91,920	1.0%	(8,880)	(0.1)%
Total residential mortgage-backed	754,665	8.3%	775,281	8.6%	(20,616)	(0.3)%
Commercial mortgage-backed	540,940	6.0%	561,496	6.2%	(20,556)	(0.2)%
Total mortgage-backed	1,295,605	14.3%	1,336,777	14.8%	(41,172)	(0.5)%
Asset-backed
Credit cards	22,688	0.3%	31,320	0.3%	(8,632)	—%
Auto loans	17,962	0.2%	17,977	0.2%	(15)	—%
Student loans	5,984	0.1%	6,335	0.1%	(351)	—%
Other	84,461	0.9%	74,909	0.8%	9,552	0.1%
Total asset-backed	131,095	1.5%	130,541	1.4%	554	0.1%
Total securitized assets	1,426,700	15.8%	1,467,318	16.2%	(40,618)	(0.4)%
Total fixed maturity investments	6,904,577	76.4%	6,782,818	75.3%	121,759	1.1%
Equity investments trading	335,509	3.7%	393,877	4.4%	(58,368)	(0.7)%
Other investments
Catastrophe bonds	272,397	3.0%	241,253	2.7%	31,144	0.3%
Private equity partnerships	200,465	2.2%	214,848	2.4%	(14,383)	(0.2)%
Senior secured bank loan fund	22,334	0.2%	23,231	0.3%	(897)	(0.1)%
Hedge funds	1,704	—%	2,289	—%	(585)	—%
Total other investments	496,900	5.4%	481,621	5.4%	15,279	—%
Investments in other ventures	131,692	1.5%	132,351	1.5%	(659)	—%
Total managed investment portfolio	$9,040,201	100.0%	$8,999,068	100.0%	$41,133

11

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2016
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$41,706	$—	$41,706
Morgan Stanley	37,556	—	37,556
Goldman Sachs Group Inc.	36,302	—	36,302
Bank of America Corp.	34,518	—	34,518
Royal Bank of Canada	22,964	—	22,964
HSBC Holdings PLC	22,375	—	22,375
Wells Fargo & Co.	21,790	—	21,790
UBS AG	17,313	—	17,313
The Bank of Nova Scotia	17,126	—	17,126
Honda Motor Co., Ltd.	16,240	—	16,240
Total (1)	$267,890	$—	$267,890

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2016
Catastrophe Reinsurance	$229,357	$149,688	$176,094	$555,139
Specialty Reinsurance	538,163	136,748	1,152,798	1,827,709
Lloyd's	88,551	24,233	285,410	398,194
Other	2,737	—	27,744	30,481
Total	$858,808	$310,669	$1,642,046	$2,811,523

December 31, 2015
Catastrophe Reinsurance	$237,345	$146,969	$179,947	$564,261
Specialty Reinsurance	529,952	126,650	1,148,015	1,804,617
Lloyd's	84,964	22,085	263,440	370,489
Other	2,071	—	25,607	27,678
Total	$854,332	$295,704	$1,617,009	$2,767,045

September 30, 2015
Catastrophe Reinsurance	$259,614	$168,296	$189,096	$617,006
Specialty Reinsurance	516,315	123,991	1,153,278	1,793,584
Lloyd's	73,016	24,410	250,573	347,999
Other	3,132	2,129	32,212	37,473
Total	$852,077	$318,826	$1,625,159	$2,796,062

June 30, 2015
Catastrophe Reinsurance	$298,100	$160,903	$184,729	$643,732
Specialty Reinsurance	537,224	104,897	1,202,717	1,844,838
Lloyd's	68,525	20,867	231,272	320,664
Other	3,697	2,139	32,578	38,414
Total	$907,546	$288,806	$1,651,296	$2,847,648

March 31, 2015
Catastrophe Reinsurance	$284,684	$158,165	$179,342	$622,191
Specialty Reinsurance	542,201	97,281	1,182,865	1,822,347
Lloyd's	61,703	17,064	218,952	297,719
Other	3,515	2,354	33,442	39,311
Total	$892,103	$274,864	$1,614,601	$2,781,568

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2016			Three months ended March 31, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816
Incurred claims and claim expenses
Current year	154,338	26,129	128,209	111,439	12,441	98,998
Prior years	7,660	9,264	(1,604)	(22,444)	(299)	(22,145)
Total incurred claims and claim expenses	161,998	35,393	126,605	88,995	12,142	76,853
Paid claims and claim expenses
Current year	1,520	30	1,490	13,873	—	13,873
Prior years	116,000	2,661	113,339	103,909	(132)	104,041
Total paid claims and claim expenses	117,520	2,691	114,829	117,782	(132)	117,914
Amounts acquired (1)	—	—	—	1,397,845	3,728	1,394,117
Reserve for claims and claim expenses, end of period	$2,811,523	$167,228	$2,644,295	$2,781,568	$82,696	$2,698,872
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$127,995	$92,206	$75,529	$73,233	$167,843
Amount allocated to participating common shareholders (1)	(1,601)	(1,076)	(867)	(819)	(2,025)
	$126,394	$91,130	$74,662	$72,414	$165,818
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	42,577	43,131	44,564	45,303	39,631
Per common share equivalents of employee stock options and restricted shares	335	382	349	354	390
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	42,912	43,513	44,913	45,657	40,021

Basic income per RenaissanceRe common share	$2.97	$2.11	$1.68	$1.60	$4.18
Diluted income per RenaissanceRe common share	$2.95	$2.09	$1.66	$1.59	$4.14

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Top Layer Re	$2,403	$1,498	$1,738	$2,174	$2,616
Tower Hill Companies	251	1,676	4,135	4,294	3,011
Other	(1,043)	122	(143)	(308)	(332)
Total equity in earnings of other ventures	$1,611	$3,296	$5,730	$6,160	$5,295

Other Income

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$3,839	$8,306	$1,749	$1,162	$1,317
Other items	240	(106)	557	265	222
Total other income	$4,079	$8,200	$2,306	$1,427	$1,539

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

17

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net income available to RenaissanceRe common shareholders	$127,995	$92,206	$75,529	$73,233	$167,843
Adjustment for net realized and unrealized (gains) losses on investments	(61,653)	42,817	41,138	26,712	(41,749)
Operating income available to RenaissanceRe common shareholders	$66,342	$135,023	$116,667	$99,945	$126,094

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$2.09	$1.66	$1.59	$4.14
Adjustment for net realized and unrealized (gains) losses on investments	(1.44)	0.98	0.92	0.59	(1.04)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$1.51	$3.07	$2.58	$2.18	$3.10

Return on average common equity - annualized	11.8%	8.5%	6.9%	6.6%	17.1%
Adjustment for net realized and unrealized (gains) losses on investments	(5.7)%	4.0%	3.8%	2.4%	(4.2)%
Operating return on average common equity - annualized	6.1%	12.5%	10.7%	9.1%	12.9%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Book value per common share	$101.19	$99.13	$97.41	$96.43	$95.21
Adjustment for goodwill and other intangibles (1)	(6.59)	(6.59)	(6.65)	(6.51)	(6.64)
Tangible book value per common share	94.60	92.54	90.76	89.92	88.57
Adjustment for accumulated dividends	15.79	15.48	15.18	14.88	14.58
Tangible book value per common share plus accumulated dividends	$110.39	$108.02	$105.94	$104.80	$103.15

Quarterly change in book value per common share	2.1%	1.8%	1.0%	1.3%	5.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	2.6%	2.3%	1.3%	1.9%	(0.5)%

(1)
At March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, goodwill and other intangibles included $22.3 million, $23.2 million, $22.9 million, $23.5 million and $24.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

19